LAND USE RIGHTS (Tables)	12 Months Ended
Dec. 31, 2012
LAND USE RIGHTS [Abstract]
Schedule of Land Use Rights
	December 31,
	2012	2011

Cost of land use rights	$4,884,596	$4,846,263
Less: Accumulated amortization	(566,927)	(465,555)
Land use rights, net	$4,317,669	$4,380,708

Schedule of Future Amortization Expense
2013	$97,692
2014	97,692
2015	97,692
2016	97,692
2017	97,692
Thereafter	3,829,209
Total	$4,317,669